ICAP Funds, Inc.
                         Supplement to the Prospectus
                            Dated December 31, 1994

      TRANSFER AGENT

      Effective November 1,1995, Sunstone Financial Group, Inc. ("Sunstone") will serve as transfer agent and dividend-disbursing agent of ICAP Funds, Inc. ("Company"). Effective November 1, 1995, purchase and redemption requests by mail and all other correspondence relating to the Company, the Portfolios or shareholder accounts should be sent to ICAP Funds, Inc. at P.O. Box 2160, Milwaukee, Wisconsin 53201-2160. For overnight deliveries, please use 207 East Buffalo Street, Suite 315, Milwaukee, Wisconsin 53202. The new instructions for Portfolio purchases by wire are as follows:

                  United Missouri Bank
                  ABA Number 101000695
                  For credit to ICAP Funds, Inc.
                  Account Number 987-0609665
                  For further credit to ICAP Funds, Inc.
                  (investor account number)
                  (name or account registration)
                  (social security or tax identification number)
                  (identify which Portfolio to purchase)

      The Company's telephone number remains the same at 1-800-645-2457 and all inquires regarding the Company, the Portfolios or shareholder accounts and telephone transactions, may continue to be directed to the Company at this number.

      In its capacity as transfer agent and dividend-disbursing agent, Sunstone will be responsible for providing those services that are now provided by Supervised Service Company, Inc. ("SSC") as described in the Prospectus.

      In connection with the foregoing changes, the Company's current agreement with SSC for transfer agent and dividend-disbursing services will terminate at the close of business on October 31, 1995.

      This information supplements and, to the extent applicable, supersedes the information contained on pages 10, 11, 12, 13, 16 and 17 of the Prospectus and elsewhere therein.

      This Supplement should be retained with your Prospectus for future reference. The date of this Supplement is October 25, 1995.